 SSgA Life Solutions Income and Growth Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: sslix

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=sslix

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

SSgA Life Solutions Income and Growth Fund seeks income and, secondarily, long term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.16%
Other Expenses	5.21%
Acquired Fund Fees and Expenses	0.36%
Total Annual Fund Operating Expenses	5.73%
Fee Waivers and/or Expense Reimbursements	(4.92)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.81%*

*	The fund’s investment advisor is contractually obligated until December 31, 2011 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.45% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$83	$1,319	$2,530	$5,455

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Income and Growth Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally bonds. The fund usually invests between 20% and 60% of its assets in underlying funds that invest principally in equities, including international equities, and up to 20% in money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage

 SSgA Life Solutions Income and Growth Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: sslix

targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Debt Instruments.

•	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s assets to fall.

•	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

•	Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected)—Applicable primarily to mortgage-related securities, the risks that the underlying loan obligations may be refinanced (repaid) faster or slower than expected, causing the fund to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Equity Securities. To the extent the fund or any underlying fund holds equities, the fund will be exposed to the risks inherent in equities. The share price of the fund or an underlying fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which it has significant holdings, or weaknesses associated with one or more specific companies in which it may have substantial investments. Moreover, the fund or an underlying fund may not be able to sell some or all of its securities at desired prices.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Derivatives. The fund’s or an underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

 SSgA Life Solutions Income and Growth Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: sslix

Highest Quarterly	Lowest Quarterly
Results (2000-2009)	Results (2000-2009)	Year-to-Dated Ended

June 30, 2003: 10.08%	September 30, 2001: (5.80)%	September 30, 2010: 4.94%

Average Annual Total Returns
For the Periods Ending December 31, 2009:

SSgA Life Solutions Income and Growth Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	12.92%	1.45%	2.65%
Return After Taxes on Distributions	11.83%	0.13%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	8.39%	0.52%	1.40%

S&P 500® Index	26.46%	0.42%	(0.95)%
Russell 3000® Index	28.34%	0.76%	(0.20)%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
MSCI® EAFE® Net Dividend Index	31.78%	3.54%	1.17%
Composite Market Index**	15.19%	3.79%	4.14%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (35%), Barclays Capital U.S. Aggregate Bond Index (60%), and MSCI® EAFE® Net Dividend Index (5%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains

 SSgA Life Solutions Income and Growth Fund—Institutional Class

Summary Prospectus—December 20, 2010	Ticker Symbol: sslix

regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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